UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 22, 2014 (October 22, 2014)

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-33139 001-07541	20-3530539 13-1938568
(State of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

999 Vanderbilt Beach Road, 3rd Floor

Naples, Florida 34108

999 Vanderbilt Beach Road, 3rd Floor

Naples, Florida 34108

(Address of principal executive offices,

including zip code)

(239) 552-5800

(239) 552-5800

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)

On October 22, 2014, The Hertz Corporation (collectively referred to herein with Hertz Global Holdings, Inc. as “Hertz” or the “Company”) amended two non-qualified, unfunded pension plans that certain of the Company’s U.S.-based senior executives, including certain of the Company’s named executive officers, participate in. These two plans are The Hertz Corporation Benefit Equalization Plan, or “BEP,” and The Hertz Corporation Supplemental Executive Retirement Plan, or “SERP II.”  Effective as of December 31, 2014, the Company will permanently discontinue future benefit accruals and participation under the BEP and the SERP II.  Service will continue to be recognized for vesting and retirement eligibility requirements under the BEP and SERP II.

Effective December 31, 2014, the Company also plans to amend its cash balance pension plan (the “Pension Plan”), a qualified defined benefit pension plan for certain Company employees, to permanently discontinue future benefit accruals and participation under the Pension Plan for non-union employees.  The Company anticipates that, while compensation credits will no longer be provided under the Pension Plan after 2014 for affected participants, interest credits will continue to be credited on existing participant account balances under the Pension Plan until benefits are distributed and service will continue to be recognized for vesting and retirement eligibility requirements.  In connection with the freezing of the Pension Plan, the Company plans to increase employer contributions under the Company’s qualified 401(k) savings plan (the “401(k) Plan”), effective January 1, 2015, to provide that eligible participants under the 401(k) Plan will receive a matching employer contribution to their 401(k) Plan account equal to (i) 100% of the first 3% of employee contributions made by such participant and (ii) 50% of the next 2% of employee contributions, with the total amount of such matching employer contribution to be completely vested, subject to applicable limits under the United States Internal Revenue Code.  Certain eligible participants under the 401(k) Plan will also receive additional employer contribution amounts to their 401(k) Plan account depending on their years of service and age.

The foregoing summary descriptions of the amendments to the SERP II and the BEP are qualified in their entirety by reference to the full text of the SERP II and the BEP, amended and restated versions of which are attached as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated by reference herein. The Company reserves the right to change its benefit offerings, at any time, in its discretion.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit	Description

10.1	The Hertz Corporation Supplemental Executive Retirement Plan (as amended and restated, effective October 22, 2014)
10.2	The Hertz Corporation Benefit Equalization Plan (as amended and restated, effective October 22, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(Registrant)

	By:	/s/ Thomas C. Kennedy
	Name:	Thomas C. Kennedy
	Title:	Senior Executive Vice President and Chief Financial Officer

Date: October 22, 2014